Prospectus
October 15, 2002

Waddell & Reed Advisors Core Investment Fund

The Securities and Exchange Commission has not approved
or disapproved the Funds' securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

3    AN OVERVIEW OF THE FUND
3    CORE INVESTMENT FUND
10   INVESTMENT PRINCIPLES OF THE FUND
10        Investment Goals, Principal Strategies and Other Investments
10        Risk Considerations of Principal Strategies and Other Investments
12   YOUR ACCOUNT
12        Choosing a Share Class
14        Buying Shares
17        Selling Shares
21        Distributions and Taxes
23   THE MANAGEMENT OF THE FUND
23        Portfolio Management
23        Management Fee
25   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOALS

Waddell & Reed Advisors
Core Investment Fund

(formerly United Income Fund(R)) seeks capital growth and income, with a primary emphasis on income.

Principal Strategies

Core Investment Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that Waddell & Reed Investment
Management Company (WRIMCO) expects to resist market decline. Although the
Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors, including the company's:

*    profitability record

*    history of improving sales and profits

*    management

*    leadership position in its industry

*    stock price value

*    dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Core
Investment Fund. These include:

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
    Fund's holdings to fall as part of a broad market decline

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Core Investment Fund is designed for investors who seek capital growth and income, with a primary emphasis on income. You should consider whether the
Fund fits your particular investment objectives.

PERFORMANCE

Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten years.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the
    Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)

1992                      11.90%
1993                      16.05%
1994                      -1.82%
1995                      29.60%
1996                      20.36%
1997                      27.34%
1998                      24.02%
1999                      16.41%
2000                       9.65%
2001                     -15.30%

In the period shown in the chart, the highest quarterly return was 18.72%
(the second quarter of 1997) and the lowest quarterly return was -14.60%
(the third quarter of 2001). The Class A return for the year through
September 30, 2002 was -27.45%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                  5 Years     10 Years
                                                (or Life     (or Life
as of December 31, 2001 (%)            1 Year   of Class)    of Class)

Class A

Before Taxes                          -20.17%       9.99%       12.35%

After Taxes on Distributions          -20.99%       6.89%       10.03%

After Taxes on Distributions
and Sale of Fund Shares               -11.39%[1]    8.50%       10.39%

Class Y (began on 6-19-1995)

Before Taxes                          -14.96%      11.55%       13.25%

Class B (began on 10-4-1999)

Before Taxes                          -19.30%      -0.31%

Class C (began on 10-4-1999)

Before Taxes                          -16.24%       0.59%

Indexes

S&P 500 Index[2]                      -11.91%      10.69%       12.94%

Lipper Large-Cap Core
Funds Universe Average[3]             -13.77%       8.19%       11.01%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.59%     0.59%     0.59%     0.59%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%      None

Other Expenses[3]
                                        0.22%     0.60%     0.54%     0.19%

Total Annual Fund
Operating Expenses[3]                  1.06%     2.19%     2.13%     0.78%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the change in shareholder servicing fees effective
December 1, 2001; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended June 30, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $677      $893    $1,126    $1,795

Class B Shares                           $622      $985    $1,275    $2,234[1]

Class C Shares                           $216      $667    $1,144    $2,462

Class Y Shares                           $ 80      $249     $ 433     $ 966

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $677      $893    $1,126    $1,795

Class B Shares                           $222      $685    $1,175    $2,234[1]

Class C Shares                           $216      $667    $1,144    $2,462

Class Y Shares                           $ 80      $249     $ 433     $ 966

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUND

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Core Investment Fund

The goal of Core Investment Fund is to seek capital growth and income, with a primary emphasis on income. The Fund seeks to achieve its goals by investing, during normal market conditions, in a diversified portfolio of securities, typically the stocks of large, high-quality U.S. and, to a lesser extent foreign, companies that are well known and have been consistently profitable. It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease. As such, there is no guarantee that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade), including commercial paper and short-term U.S. Government securities, and/or preferred stocks. However, by taking a temporary defensive position, the
Fund may not achieve its investment objectives.

The Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Fund's
Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

*   Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. The Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent the Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease.
    Because of market risk, the share price of a Fund will likely change as well.

*   Financial risk is based on the financial situation of the issuer of the security. To the extent the Fund invests in debt securities, the
    Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, the Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

*   Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of the Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject the Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose the
Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

The Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.
Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                Class B                     Class C

Initial sales charge   No initial sales charge     No initial sales charge

No deferred sales      Deferred sales charge on    A 1% deferred sales
charge[1]              shares you sell within      charge on shares you
                       six years after purchase    sell within twelve
                                                   months after purchase

Maximum distribution   Maximum distribution        Maximum distribution
and service (12b-1)    and service (12b-1) fees    and service (12b-1)
fees of 0.25%          of 1.00%                    fees of 1.00%

For an investment of   Converts to Class A         Does not convert to
$2 million or more,    shares 8 years after the    Class A shares, so
only Class A shares    month in which the shares   annual expenses do
are available          were purchased, thus        not decrease
                       reducing future annual
                       expenses

                       For an investment of $300,000
                       or more, your financial advisor
                       typically will recommend
                       purchase of Class A shares due
                       to a reduced sales charge and
                       lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

*   participants of employee benefit plans established under section
    403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*   banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*   government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

*   certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates

*   Waddell & Reed InvestEd Portfolios, Inc.

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. (Waddell &
Reed) and its financial advisors or through advisors of Legend Equities
Corporation. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to
Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell &
Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of
Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of
Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class.

In the calculation of the Fund's NAV:

*   The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*   Bonds are generally valued according to prices quoted by an independent pricing service.

*   Short-term debt securities are valued at amortized cost, which approximates market value.

*   Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
    Directors.

The Fund is open for business every day the New York Stock Exchange (NYSE)
is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, the Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the
NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted.
Note the following:

*   All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*   If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
    Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*   If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee)
    has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

Minimum Investments

For Class Y:

To Open an Account

For a government entity or authority                  $10 million
or for a corporation                 (within first twelve months)

For other eligible investors                           Any amount

To Add to an Account                                   Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc.
Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed
Number 9800007978, Special Account for Exclusive Benefit of Customers FBO
Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*    the name on the account registration

*    the Fund's name

*    the account number

*    the dollar amount or number, and the class, of shares to be redeemed

*    any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above.
Note the following:

*   If more than one person owns the shares, each owner must sign the written request.

*   If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*   Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange
    Commission.

*   Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the
    Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*   If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

A Fund may require a signature guarantee in certain situations such as:

*   a redemption request made by a corporation, partnership or fiduciary

*   a redemption request made by someone other than the owner of record

*   the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The
Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in the Fund to $500. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate
NAV of less than $500 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions.
Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

*   obtain price information about other funds in the Waddell & Reed
    Advisors Funds

*   obtain a Fund's current prospectus

Reports

Statements and reports sent to you include the following:

*   confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

*   year-to-date statements (quarterly)

*   annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby to reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client
Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds. You may sell your Class Y shares of the Fund and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed
Advisors Funds may only be sold within the United States and the
Commonwealth of Puerto Rico. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, the Fund declares dividends from net investment income and pays them quarterly in March, June, September and December. Net capital gains
(and any net gains from foreign currency transactions) usually are distributed in December. Ordinarily, dividends are paid on shares starting on the day after the shares are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.   Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.   Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the
Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-
advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell &
Reed Advisors Funds generally will have similar tax consequences.

Withholding. The Fund must withhold 30% of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUND

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessor have served as investment manager to the Fund since its inception. WRIMCO is located at
6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

James D. Wineland is primarily responsible for the management of Waddell &
Reed Advisors Core Investment Fund. Mr. Wineland has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March
1998, Mr. Wineland was Vice President of, and a portfolio manager for,
Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr.
Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Management Fee

Like all mutual funds, the Fund pay fees related to its daily operations.
Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of:

for Waddell & Reed Advisors Core Investment Fund, 0.70% of net assets up to
$1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60%
of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended June 30, 2002 were 0.59%

WRIMCO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of the Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by
Deloitte & Touche LLP, whose independent auditors' report, along with the financial statements for the Fund for the fiscal year ended June 30, 2002, is included in the Fund's Annual Report to Shareholders, which is available upon request.

Waddell & Reed Advisors Core Investment Fund

For a Class A share outstanding throughout each period[1]:

                   For the   For the
                   fiscal    fiscal          For the fiscal year
                     year    period           ended December 31,
                    ended     ended    ---------------------------------
                  6/30/02   6/30/01     2000      1999      1998      1997

Class A Per-Share Data

Net asset value,
 beginning of
 period             $6.27     $7.08    $8.13     $7.52     $7.59     $6.58
                    -----     -----    -----     -----     -----     -----

Income (loss) from
 investment operations:

Net investment
 income              0.01      0.00     0.01      0.08      0.20      0.06

  Net realized and
    unrealized
    gain (loss)
    on investments  (1.06)    (0.80)    0.77      1.13      1.66      1.73
                    -----     -----    -----     -----     -----     -----

Total from
 investment
 operations         (1.05)    (0.80)    0.78      1.21      1.86      1.79
                    -----     -----    -----     -----     -----     -----

Less distributions:

From net investment
 income             (0.01)    (0.01)   (0.01)    (0.08)    (0.19)    (0.06)

  From capital
    gains           (0.26)    (0.00)   (1.82)    (0.52)    (1.74)    (0.72)
                    -----     -----    -----     -----     -----     -----

Total distributions (0.27)    (0.01)   (1.83)    (0.60)    (1.93)    (0.78)
                    -----     -----    -----     -----     -----     -----

Net asset value,
 end of period      $4.95     $6.27    $7.08     $8.13     $7.52     $7.59
                    =====     =====    =====     =====     =====     =====

Class A Ratios/Supplemental Data

Total return[2]
                   -17.06%   -11.35%    9.65%    16.41%    24.02%    27.34%

Net assets,
 end of period
 (in millions)     $5,348    $7,097   $8,219    $8,102    $7,368    $6,196

Ratio of expenses
 to average
 net assets          1.04%     0.98%[3] 0.94%     0.94%     0.89%     0.84%

Ratio of net
 investment income
 to average
 net assets          0.20%     0.14%[3] 0.12%     0.94%     1.11%     0.74%

Portfolio turnover
 rate               26.70%    15.48%   48.05%    53.79%    49.29%    33.59%

[1]Per share amounts have been adjusted retroactively to reflect the 400%
stock dividend effected June 26, 1998.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

Waddell & Reed Advisors Core Investment Fund

For a Class B share outstanding throughout each period:

                                                                    For the
                                     For the   For the   For the    period
                                      fiscal    fiscal    fiscal      from
                                        year    period      year10/4/99[1]
                                       ended     ended     ended   through
                                     6/30/02   6/30/01  12/31/00  12/31/99

Class B Per-Share Data

Net asset value,
 beginning of period                   $6.16     $6.99     $8.13     $7.77
                                       -----     -----     -----     -----
Income (loss) from
 investment operations:

Net investment loss                    (0.03)    (0.02)    (0.04)    (0.00)

  Net realized and unrealized
    gain (loss) on investments         (1.05)    (0.81)     0.72      0.88
                                       -----     -----     -----     -----

Total from investment operations       (1.08)    (0.83)     0.68      0.88
                                       -----     -----     -----     -----

Less distributions:

From net investment income             (0.00)    (0.00)    (0.00)    (0.00)

  From capital gains                   (0.26)    (0.00)    (1.82)    (0.52)
                                       -----     -----     -----     -----

Total distributions                    (0.26)    (0.00)    (1.82)    (0.52)
                                       -----     -----     -----     -----

Net asset value, end of period         $4.82     $6.16     $6.99     $8.13
                                       =====     =====     =====     =====

Class B Ratios/Supplemental Data

Total return                          -18.05%   -11.87%     8.43%    11.53%

Net assets, end of
 period (in millions)                    $88       $86       $72       $13

Ratio of expenses to
 average net assets                     2.17%     2.07%[2]  1.98%     2.18%[2]

Ratio of net investment
 loss to average net assets            -0.92%    -0.93%[2] -0.91%    -0.59%[2]

Portfolio turnover rate                26.70%    15.48%    48.05%    53.79%[3]

[1]Commencement of operations of the class.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Core Investment Fund
For a Class C share outstanding throughout each period:

                                                                    For the
                                     For the   For the   For the    period
                                      fiscal    fiscal    fiscal      from
                                        year    period      year10/4/99[1]
                                       ended     ended     ended   through
                                     6/30/02   6/30/01  12/31/00  12/31/99

Class C Per-Share Data

Net asset value,
 beginning of period                   $6.16     $6.99     $8.13     $7.77
                                       -----     -----     -----     -----

Income (loss) from
 investment operations:

Net investment loss                    (0.01)    (0.02)    (0.03)    (0.00)

  Net realized and unrealized
    gain (loss) on investments         (1.07)    (0.81)     0.71      0.88
                                       -----     -----     -----     -----

Total from investment operations       (1.08)    (0.83)     0.68      0.88
                                       -----     -----     -----     -----

Less distributions:

From net investment income             (0.00)    (0.00)    (0.00)    (0.00)

  From capital gains                   (0.26)    (0.00)    (1.82)    (0.52)
                                       -----     -----     -----     -----

Total distributions                    (0.26)    (0.00)    (1.82)    (0.52)
                                       -----     -----     -----     -----

Net asset value, end of period         $4.82     $6.16     $6.99     $8.13
                                       =====     =====     =====     =====

Class C Ratios/Supplemental Data

Total return                          -18.05%   -11.87%     8.46%    11.53%

Net assets, end of
 period (in millions)                    $26       $19       $16        $1

Ratio of expenses to
 average net assets                     2.11%     2.10%[2]  2.01%     2.23%[2]

Ratio of net investment loss
 to average net assets                -0.85%    -0.96%[2]  -0.95%    -0.63%[2]

Portfolio turnover rate                26.70%   15.48%     48.05%    53.79%[3]

[1]Commencement of operations of the class.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Core Investment Fund
For a Class Y share outstanding throughout each period[1]:

                   For the   For the
                   fiscal    fiscal          For the fiscal year
                     year    period           ended December 31,
                    ended     ended    ---------------------------------
                  6/30/02   6/30/01     2000      1999      1998      1997

Class Y Per-Share Data

Net asset value,
 beginning of
 period             $6.27     $7.09     $8.13     $7.52     $7.59     $6.58
                    -----     -----     -----     -----     -----     -----

Income (loss) from
 investment operations:

Net investment
 income              0.03      0.01      0.03      0.10      0.24      0.07

  Net realized and
    unrealized gain
    (loss) on
    investments     (1.05)    (0.81)     0.77      1.13      1.66      1.73
                    -----     -----     -----     -----     -----     -----

Total from investment
 operations         (1.02)    (0.80)     0.80      1.23      1.90      1.80
                    -----     -----     -----     -----     -----     -----

Less distributions:

From net investment
 income             (0.03)    (0.02)    (0.02)    (0.10)    (0.23)    (0.07)

  From capital
    gains           (0.26)    (0.00)    (1.82)    (0.52)    (1.74)    (0.72)
                    -----     -----     -----     -----     -----     -----

Total distributions (0.29)    (0.02)    (1.84)    (0.62)    (1.97)    (0.79)
                    -----     -----     -----     -----     -----     -----

Net asset value,
 end of period      $4.96     $6.27     $7.09     $8.13     $7.52     $7.59
                    =====     =====     =====     =====     =====     =====

Class Y Ratios/Supplemental Data

Total return       -16.78%   -11.33%     9.88%    16.67%    24.27%    27.49%

Net assets,
 end of period
 (in millions)       $132      $176      $210      $283      $399      $299

Ratio of expenses
 to average
 net assets          0.77%     0.74%[2]  0.74%     0.73%     0.71%     0.72%

Ratio of net
 investment income
 to average
 net assets          0.48%     0.38%[2]  0.33%     1.18%     1.29%     0.85%

Portfolio turnover
 rate               26.70%    15.48%    48.05%    53.79%    49.29%    33.59%

[1]Per share amounts have been adjusted retroactively to reflect the 400%
stock dividend effected June 26, 1998.

[2]Annualized.

This space is intended for your notes and calculations.

Waddell & Reed Advisors Funds

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about the Fund in its--

*   Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the
    Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

*   Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Fund's SEC file number is: 811-2552

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

NUP2300(10-02)